EXHIBIT 10.26
                                  SUB-LEASE


         This Sub-Lease is made the 2nd of November, 1998, between SCOTDEAN LIMITED whose registered office is at 4 John Street London WC1N 2EH (hereinafter called "the Landlord") of the one part and EUROGAS, (UK) LIMITED, whose registered office is at 95 Aldwych London WC2_____, (hereinafter called "the Tenant") of the second part;

                                  WITNESSETH

    1. The demise hereinafter contained is made in consideration of the rents and ____________ part of the Tenant and the conditions hereinafter contained;

    2. In this Lease the following expressions have the following meanings and the __________________ interpreted as follows:

                      2.1 "the Surveyor" means the surveyor for the time being appointed or nominated by the ______________.

                      2.2 "the Landlord" includes the immediate reversioner or reversioners for __________ time __________ expectant on the term hereby created.

                      2.3 "the Tenant" includes the person or person deriving title from or under the Tenant __________.

                      2.4 "the Demised Premises" means ALL THAT piece of land fronting Upper Brook Street in the City of Westminster together with the message and buildings erected thereon (and any vaults and/or cellars ancillary thereto) and now known as 22 Upper Brook Street (and registered at H M Land Registry with leasehold title absolute under title number NGL 707720) and the expression "the Demised Premises" includes:

                     2.4.1 The buildings now and at any time during the term hereby granted erected on the Demised Premises.

                     2.4.2 All other additions alterations reinstatements and improvements (if any) to the Demised Premises.

                     2.4.3 All the Landlord's fixtures and fitting and fixtures of every kind which shall from time to time be in or on the Demised Premises (whether originally affixed or fastened to or upon the Demised Premises or otherwise) except any such fixtures installed by the Tenant that can be removed without defacing the Demised Premises.

                     2.4.4 All conduits in or under or over the Demised Premises up to the point of connection to the public system.

                     2.4.5 All plant within the Demised Premises

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                     2.4.6 One half severed medially of the party walls and
                     other structures dividing the Demised Premises from adjoining premises but such expression includes no air space above or around the building erected upon the Demised Premises from time to time and reference to "the Demised Premises" in the absence of any provision to the contrary includes any part of the Demised Premises.

                      2.5 "the Planning Acts" means the Town and Country Planning Act 1990 and the Planning (Listed Buildings and Conservation Areas) Act of 1990 or any statutory modification amendment or re-enactment thereof for the time being in force and any regulation order or direction made or given thereunder.

                      2.6 "the Term" means the term of years granted by this Lease and the expression "the Term" includes any period of holding over or extension or continuance of the Term whether by statute or common law and references to "the last year of the Term" include the last year of the Term if the Term shall determine otherwise than by effluxion of time and references to "the expiration of the Term" include such other determination of the Term.

                      2.7 "Headlease" means a lease dated 20th May 1993 and made between (1) Grosvenor (Mayfair) Estate and MEPC Plc (2)

                      2.8 "Head Landlord" includes Grosvenor (Mayfair) Estate or other the immediate reversioner or reversions for the time being expectant on the term created by the Headlease.

                      2.9 "Lease" means this sub-lease as varied from time to time and includes any document entered into pursuant to or which is supplemental to this sub-lease.

                      2.10 "Guarantor" means person who is a guarantor to the Landlord of the obligations of the Tenant under this Lease

                      2.11 Any reference to Value Added Tax in this Lease shall include any tax of a similar nature that may be substituted for or levied in addition to it.

                      2.12 Reference to any right exercisable by the Landlord or any right exercisable by the Tenant in common with the Landlord shall be construed as including (where appropriate) the exercise of such right by the Head Landlord and by all persons authorised by the Landlord or the Head Landlord or having the like right.

                      2.13 Reference to any consent required from the Landlord shall be construed as also including the consent from the Head Landlord where the Head Landlord=s consent would be required under the terms of the Head Lease except that nothing in this Lease shall be construed as an acknowledgment or a warranty by the Landlord that the Head Landlord shall not unreasonably withhold such consent.

                      2.14 Any prohibition imposed on the Tenant by this Lease shall be construed as including an obligation against allowing or suffering the act or thing prohibited to be done by a third party.

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                      2.15 Words importing one gender only include all other
                      genders.

                      2.16 Words importing the singular number only include the plural number (where the context so admits) and vice versa and where there are two or more persons included in the expressions "the Landlord" or "the Tenant" or "the Guarantor" covenants expressed to be made by the Landlord and the Tenant shall be deemed to be made by such persons jointly and severally.

    3. THE Landlord HEREBY DEMISES unto the Tenant the Demised Premises TOGETHER WITH the rights specified in the First Schedule hereto and EXCEPT AND RESERVING unto the Landlord and all other authorized by the Landlord and any other persons having the like rights and SUBJECT TO the matters specified in the Second Schedule hereto TO HOLD the same unto the Tenant from the 2nd day of November, 1998 for a term of ten years expiring on the 1st of November 2008 YIELDING AND PAYING THEREFORE FIRST during the first three months of the Term a peppercorn if demanded and thereafter the yearly rent of THREE HUNDRED AND FIVE THOUSAND POUNDS (,305,000) (or such greater rent as may from time to time become payable under the Third Schedule hereto) such rent to be paid without any deduction except as authorized by any provision of any Act of Parliament or of any Statutory Order or regulation for he time being in force by equal quarterly payments in advance on the usual quarter days in every year AND SECONDLY by way of further or additional rent from time to time a sum or sums of money equal to the whole of the amount or which the Landlord shall incur or pay to be required to incur or pay by way of annual premium or premiums for insuring the Demised Premises and loss of rent (actual and/or estimated) in accordance with and/or complying with the Landlord=s obligations under the provisions of Clause 5.2 hereof and/or in accordance with the provisions of the Headlease AND THIRDLY, by way of further or additional rent to all other amounts due from the Tenant under this Lease. Such further or additional rents to be paid without any deduction on demand.

    4.      THE Tenant HEREBY COVENANTS with the Landlord as follows:

                      4.1  Rent
                           ----
                      4.2 To pay the respective yearly and other rents or sums of money hereinbefore reserved at the times and in the manner in which the same are respectively reserved and made payable without any deduction except as aforesaid and without exercising any counter-claim or legal or equitable rights of set-off whatsoever.

                           Interest on arrears
                           -------------------
                      4.3 To pay on demand interest on the said rents first secondly and thirdly hereinbefore reserved and any other sums on the part of the Tenant herein covenanted to be paid or any part or parts thereof if payment of the same has not been made by the date upon which the rents first hereinbefore reserved are hereinbefore expressed to be payable (whether formally or legally demanded or not) and within 10 days of the date upon which the rent secondly and thirdly hereinbefore reserved or any other sums due hereunder are demanded such interest to be at the rate of 4 per cent per annum above the base lending rate for the time being of National Westminster Bank PLC and to be paid in respect of the period from the date upon which the payment concerned was due until and including the date upon which the payment is made both before and after any judgment Provided Always that in the event of National Westminster Bank PLC ceasing for any reason to have a base lending rte then the rate of interest payable pursuant to the foregoing provisions shall be such reasonable comparable rate as the Landlord or is Surveyor may from time to time specify Provided Further that if payment of such rents or other payment as aforesaid shall be declined by the Landlord so as not to waive any breach of covenant the same shall be payable with interest thereon as aforesaid from the date the payment became due to the date upon which payment is accepted by the Landlord.

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                      4.4  Outgoings & VAT
                           ---------------
                     4.4.1 To pay and indemnify the Landlord against all existing and future rates taxes charge duties assessments impositions outgoings and obligations whatsoever payable in respect of the Demised Premises or any part or parts thereof respectively or upon the owner or occupier in respect thereof except only such as the Landlord is by law bound to pay notwithstanding any agreement to the contrary.

                               (i)     To pay the Landlord by way of
                               additional rent Value Added Tax properly chargeable in respect of any payment or other consideration (including the rents hereby reserved) made or given by the Tenant under any of the terms of or in connection with this Lease such Value Added Tax to be payable in addition to the aforesaid payments or other consideration.

                               (ii)    In every case where under the terms
                               of this Lease the Tenant has agreed to make a payment to the Landlord or any other person (including without limitation by way of indemnity or reimbursement) by reference to any amount expended or which will be expended by the Landlord or any other person or otherwise to meet all or part of the consideration for a supply for Value Added Tax purposes made to the Landlord or any other person to pay any Value Added Tax in respect of such amount except to the extent (if any) that it is recovered by the Landlord or other person.

                     Gas electricity and other services
                     ----------------------------------
                     4.4.2 To pay the suppliers and to indemnify the Landlord against all charges for gas electricity and other services consumed or used at or in connection with the Demised Premises and all charges for meters and telephones during the Term and to observe and perform all regulations and requirements of the supply authorities.

                      4.5  Repair
                           ------
                     4.5.1 At all times during the Tem well and substantially to repair paint paper cleanse maintain and keep the whole of the Demised Premises in good and substantial repair (including renewal insofar as this amounts to repair) and condition and in proper working order with all manner of reparations cleansing and amendments whatsoever to the satisfaction of the Landlord and in particular (but without prejudice to the generality of the foregoing covenant):

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                     4.5.2 In every fifth year of the Term and also during
                     the last year of the Term howsoever determined to pain enamel french polish or otherwise treat such parts of the interior of the Demised Premises as are or should be or require to be so treated with two coats of good quality pain or good quality polish or other suitable material of good quality (the colour scheme and materials to be used in the last six months of the Term to be such as shall first be approved by the Landlord) in a good and workmanlike manner and to the reasonable satisfaction of the Landlord and its Surveyor and also to wash and paint as aforesaid or re-paper the ceilings and walls in the usual manner and wash down all tiles and similar washable surfaces.

                     4.5.3 In the year 2003 and 2006 and also in the last year of the Term in each instance between the 1st day of March and the 31st day of August to paint the whole of the outside woodwork ironwork metal work cement or stucco work (if any) and other external parts of the Demised Premises including (without prejudice to the generality of the foregoing) the external door or doors fan lights and frames window sashes and frames pipework and railings (if any) usually painted or otherwise requiring to be painted with two good coats of good oil pain or other type of paint approved in writing by the Surveyor the painting of the cement or stucco work (if any) to be finished with a colour first to be approved by the Surveyor and the painting of the outside woodwork ironwork and metalwork as aforesaid to be finished with a colour first to be approved as aforesaid. And as often as in the reasonable opinion of the surveyor may be necessary to clean the stonework in such manner as shall be previously approved in writing by the surveyor and to clean and re-point the external brickwork (if any) of the Demised Premises such pointing to be of a type and colour first approved in writing by the Surveyor. And to use and maintain on the roof natural Welsh slate or such other slate or similar appearance and commensurate quality as shall be approved in writing by the Surveyor Provided Always that the Tenant will not paint the whole or any part of the external brickwork or stonework (if any) of the Demised Premises unless such has usually been painted prior to the date hereof. The Landlord shall be entitled to such access as may be reasonably necessary to the Demised Premises to effect redecoration required by the Head Landlord but not the obligation of the Tenant.

                     4.5.4 within the time limited by law or by the notice requiring the same to be done or if no such time is limited within a reasonable time to carry out all sanitary works and all other works whatsoever which the Public Authorities (including a Local or Planning Authority) may lawfully require to be carried out thereon or in connection therewith

                     4.5.5 to keep all windows of the Demised Premises properly cleaned during the Term and in particular to cause the windows of the Demised Premises to be cleaned internally and externally at least once in every month

                     4.5.6 Where the use of conduits boundary structures or other things is common to the Demised Premises and other property to be responsible for and to indemnify the Landlord against all sums due from and to undertake all work that is the responsibility of the owner lessee or occupier of the Demised Premises in relation to those4 conduits or other things

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                     4.5.7 At all times during the term to maintain window
                     boxes on the ground floor front elevation of the Demised Premises and to keep them in good repair and decorative condition and tidy and clean and suitably stocked with plants and shrubs and to tend the same properly so as to present at all times throughout the year an attractive appearance
                     4.5.8 At all times during the Term to keep any paved garden areas or other open areas comprised in the Demised Premises in a neat and tidy condition

                          Delivery at the expiration of Term
                          ----------------------------------
                     4.6  At the expiration of the term quietly to deliver
                      up to the Landlord the Demised Premises duly kept in accordance with the covenants herein contained and in any case where any fixtures or fittings hereby covenanted to be yielded up shall be missing broken damaged or destroyed to replace the same with others of a similar quality appearance and value and to make good any damage caused by such works or by the removal of the Tenant's trade fixtures or fittings or furniture or effects from the Demised Premises

                           Contribution to common items
                           ----------------------------
                      4.7 On receipt of the Landlord's written demand forthwith to pay and contribute a fair proportion (to be determined by the Surveyor) with other persons interested therein of the reasonable expenses reasonably and properly incurred in maintaining repairing renewing and scouring all party walls boundaries structures foundations gutters sewers and drains and other areas and things (whether or not of a like nature) belonging or which shall belong to the Demised Premises or be used jointly with the occupiers of any adjoining or neighbouring hereditaments

                     4.8  Alienation
                          ----------
                     4.8.1 Except in the case of a permitted dealing (as hereinafter defined) the Lessee shall not assign or underlet or otherwise part with possession or occupation or permit the underletting of or parting with possession or occupation of the Demised Premises or any parts thereof

                     4.8.2 A "permitted dealing" shall mean either an assignment of the whole (as opposed to part or parts of the Demised Premises) or an underletting of the Demised Premises or any part thereof which satisfies the following criteria:

                               (i)     any underlease of the Demised
                               Premises (as hereinabove defined) or any part thereof shall reserve the full market rent reasonably obtainable in the open market having regard to the terms of the proposed underlease (all fines and premiums being prohibited) with upwards only review of rent to full open market rental value at intervals of not more than five years from the date of such underlease and any underlease of part shall contain proper provision for contribution by the underlessee towards the cost of insurance repair of structure and common parts and the provision of services

                                 -6-
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                               (ii)    prior to the grant of any underlease
                               of the Demised Premises (whether granted by the Tenant or by any underlessee) the proposed term the demise and rent to be reserved thereby and any proposed rent free period shall first be notified in writing the Landlord

                               (iii)   Any underlease of the Demised
                               Premises may (if the Tenant so requires) permit the underlessee such rent-free period or reduced rent period (for fitting-out or otherwise) or concessionairy rent or payment made by the Tenant to the underlessee (to cover the cost of fitting-out or otherwise) or payment by the Tenant to a third party of any sums due to that third party from the underlessee or any other benefit received by the underlessee from the Tenant as an inducement to that underlessee to enter into the underlease (or permit any number or combination of such things) subject always to the requirement in sub-clause 4.8.2 (i) that the rent reserved shall be a full market rent at the commencement of the term thereof as shall be reasonable in the open market.

                               (iv)    any underlease of the Demised
                               Premises may (if the Tenant so requires) permit the underlessee to share occupation of part of the Demised Premises to be underlet with a company that is a member of the same group of companies as the underlessee as defined by s 42 of the Landlord and Tenant Act 1954 on the basis that no landlord and tenant relationship is created

                               (v) any underlease of part of the Demised Premises shall consist of one or more whole floors (excluding any common parts)

                               (vi) Not to agree the amount of any new or increased rent under any rent review provisions in any underlease without the prior written consent of the Landlord which shall not be unreasonably withheld or delayed

                               (vii)   The Tenant shall within one month
                               after the agreement or the determination thereof give notice in writing to the Landlord of any new or increased rent payable under the rent review provisions of any underlease of the Demised Premises or any part thereof and the Tenant will provide such other information as may reasonably be requested by the Landlord in respect of any such rent review

                               (viii)  Nothing herein contained shall
                               prevent the Tenant or any sub-tenant from mortgaging or charging the Demised Premises (or any part or parts thereof in the case of a charge of a permitted underlease of part)

                               (ix)    Nothing herein contained shall
                               prevent the Tenant from sharing occupation of the Demised Premises or any part or parts thereof with any company which is a member of the same group of companies as the Tenant as defined by s 42 of the Landlord and Tenant Act 1954 or an associate of the tenant being a legal entity having either directly or indirectly common shareholders or directors with the Tenant (including its facilities management contractor) or having a contractual relationship with the Tenant in the context of the Tenant's usual business activities and upon the basis that no landlord and tenant relationship is created

                      Re-letting of Demised Premises
                      ------------------------------
                      4.9 To permit the Landlord or its agents at any time within six calendar months next before the expiration of the Term to affix upon any suitable part of the Demised Premises a notice board or notice boards (but not so as to obscure the windows thereof or interfere with the business of the Tenant or any of its sub-tenants) for reletting the same and the Tenant shall not remove or obscure the same or permit the same to be removed or obscured and shall permit all persons by order of the Landlord or its agents to view the Demised Premises at reasonable hours without interruption upon a prior appointment being made

                           User
                           ----
                      4.10 Not to use or authorise or suffer to be used the Demised Premises otherwise than as business or professional (but not including governmental or diplomatic) offices

                      4.11 Restrictions
                           ------------
                     4.11.1 Not to hold or permit to be held any sale by auction on the Demised Premises

                     4.11.2 Not to suffer or permit the Demised Premises or any part thereof to be used for any illegal or immoral purpose

                     4.11.3 Not to erect or install or permit to be erected or installed in the Demised Premises or any part thereof any engine or machinery of any description (other than usual office or domestic equipment as appropriate)

                     4.11.4 Not to affix or suffer or cause to be affixed upon the exterior of the Demised Premises or any part thereof any wireless or television mast or aerial or satellite dish or any erection of any kind whatsoever without the Landlord's consent which in the case of a satellite dish shall not be unreasonably withheld where the proposed dish cannot be seen from the street or from the principal neons of adjoining buildings

                     4.11.5 Not at any time during the Term to affix or exhibit or permit or suffer to be affixed or exhibited upon any part of the Demised Premises any sign of any description or any name-plates bills notices placards advertisements flags banners blinds signs or similar devices of any kind whatsoever so that no show or indication shall be made or given of the use of the Demised Premises or any part thereof for the purposes hereinbefore authorised except that not more than six name-plates may be displayed either on or at the side of the front entrance door of the Demised Premises the size design material and position of each such name-plate and the lettering thereon first to be approved in writing by or on behalf of the Landlord or the Surveyor (such approval not to be unreasonably withheld or delayed)

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                     4.11.6     Not to allow the front entrance doors to the
                     Demised Premises to remain open otherwise than for the purpose of access and egress to and from the respective part of the Demised Premises and for the reasonable use and enjoyment of the same

                     4.11.7 Not to do or bring in or upon the Demised Premises anything which may put any weight or impose a strain in excess of that which the Demised Premises is designed to bear with due margin of safety

                     4.11.8 Not to stop up darken or obstruct any windows in the Demised Premises nor prevent the free and uninterrupted access of light and air thereto

                     4.11.9 To keep the entrance ways of and exits from the Demised Premises clear and unobstructed at all times

                     4.11.10 To observe the statutory requirements of the Local Authority for the time being relating to the removal of refuse from the Demised Premises

                     4.11.11 Not to keep living poultry or animals nor to permit to be exposed in any part of the Demised Premises any clothes or linen or any other articles of which such exposition is in the reasonable opinion of the Landlord objectionable

                           Alterations
                           -----------
                      4.12 Not to erect or suffer to be erected any other buildings or erections on the Demised Premises nor make nor suffer to be made any alterations or additions to any building or erection now or hereafter during the Term in or upon the Demised Premises (except for the purpose of reinstatement following damage by a risk insured against by the Landlord and pursuant to Clause 4.17) and in particular not to alter the construction height elevation external or internal architectural appearance or the chimney stacks or chimney pots or the internal arrangements of the Demised Premises or any part thereof nor to cut maim alter injure or suffer to be cut maimed altered or injured the structure of any of the main or other walls or timbers of the Demised Premises nor to enclose the portico Provided that with the prior written consent of the Landlord (such consent not to be unreasonably withheld) the Tenant may erect alter or remove non-structural internal demountable partitioning which does not abut or bisect any of the windows of the Demised Premises

                     4.13  Nuisance
                           --------
                     4.13.1 Not to do or allow on the Demised Premises any act or thing which may be or become or cause a nuisance disturbance damage or inconvenience to the Landlord or its lessees or to the owners or occupiers of any adjoining or neighbouring premises or to the public

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                     4.13.2     To pay to the Landlord on demand all costs
                     charges and expenses which may be reasonably and properly incurred by the Landlord at the request of the Tenant in abating a nuisance or in executing such works as may be expedient for abating a nuisance in respect of the Demised Premises or its use whether in obedience to a notice served by any Local or Public Authority or otherwise

                     4.14 Easements
                          ---------
                     4.14.1 To prevent any easement or right belonging to or used with the Demised Premises or any part thereof from being obstructed or lost

                     4.14.2 Not knowingly to allow any new encroachment to be made or new easement acquired on or over the Demised Premises or any part thereof and if any such encroachment or easement shall be made or threatened to be made or acquired to give immediate notice thereof to the Landlord and permit the Landlord and its agents to enter the Demised Premises to inspect the same and at the request of the Landlord and the cost of the Tenant to do all such things that may be proper and reasonable for preventing the making of any such encroachment or the acquisition of any such easement and in the event of the Tenant failing to observe and perform the terms of this sub-clause then to permit the Landlord and all others authorised by it to enter upon the Demised Premises and do all such things as may be necessary for the purpose of preventing the making of such encroachment or the acquisition of such easement and the Tenant shall repay to the Landlord all monies paid by the Landlord for that purpose on demand

                     4.15 Statutory Obligations and Notices

                     4.15.1 At all times during the Term to observe and comply with in all respects the requirements of any enactment (which expression shall for the purpose of this covenant include every existing or future statute as well as any regulation order or bye-law made under or in pursuance of any statute) so far as the same may relate to or affect the Demised Premises or any part thereof or the user thereof or the use therein of any chattel or substance machinery or equipment or employment therein of any person and to execute all works and provide and maintain all arrangements which by or under any enactment or by any Government Department or other authority or by the Court are or may be directed or required to be executed provided or maintained in respect of the Demised Premises or in respect of any6 user thereof or in respect of any chattel or substance at any time therein regardless of whether such requirements are imposed on the lessor the lessee or the occupier and to indemnify the Landlord against all costs charges and expenses of or incidental to the execution of any works or the provision or maintenance of any arrangements so directed or required as aforesaid.

                     4.15.2 Not to do or omit or suffer to be done or omitted in or about the Demised Premises any act or thing in respect of which the Landlord may under any enactment have imposed upon it or become liable to pay any penalty damages compensation costs or charges or expenses

                     4.15.3 As soon as the same comes to the notice of the Tenant to give full particulars forthwith to the Landlord of any notice order or proposal for a notice order or requisition direction or any other thing or proposal therefor given or served on the Tenant its undertenants or to the owner or occupier of the Demised Premises affecting the Demised Premises whether the same shall be advertised or served directly on the Tenant or the original (or a copy) thereof be received from any other person and if so required by the Landlord to produce the same and at the Landlord's request and to make or join with the Landlord in making such objections or representations in respect of any proposal as the landlord may reasonably require.

                     4.16 Planning
                          --------
                     4.16.1 Not at any time during the Term to do anything which would be in contravention of the Planning Acts nor omit anything which would be a contravention thereof and at all times during the Term to comply with the same

                     4.16.2 not to make any application for permission under the Planning Acts to carry out any development without the Landlord's previous consent in writing such consent not to be unreasonably withheld or delayed

                     4.16.3 At all times to indemnify and to keep indemnified the Landlord against all actions proceedings costs claims and demands in respect of the Planning Acts in respect of the Tenant's use of the Demised Premises and in relation to any works carried out by the Tenant to the Demised Premises

                     4.16.4 If the Tenant shall receive any compensation with respect to the interest of the Tenant hereunder because of any restriction placed upon the user of the Demised Premises under or by virtue of the Planning Acts then if and when the Tenant's interest hereunder shall be determined by surrender or under the power of re-entry herein contained the Tenant shall forthwith make such provision as is just and equitable for the Landlord to receive its due benefit from such compensation and in the event of there being some disagreement as to the amount of such provision the same shall be referred to arbitration as hereinafter provided

                     4.17 Insurance
                          ---------
                     4.17.1 Not to keep or permit or suffer to be kept on the Demised Premises any material of a dangerous combustible inflammable or explosive nature nor to do or cause permit or suffer to be done in about or upon the Demised Premises anything whatsoever which may render any increased or extra premium payable for the insurance of the Demised Premises or of any adjoining premises or neighbouring premises

                     4.17.2 In the event of the Demised Premises or any part thereof being destroyed or damaged by ay of the perils covered by the insurance of the Demised Premises to give notice thereof to the Landlord as soon as such destruction or damages shall come to the notice of the Tenant

                     4.17.3 Not to do or suffer or permit to be done anything which may vitiate or jeopardise the insurance of the Demised Premises effected by the Landlord pursuant to the provisions of Clause 5.2 hereof

                     4.17.4 In the event that the Demised Premises or any part thereof or any adjoining or neighbouring premises are destroyed or damaged by any of the risks insured against by the Landlord hereunder and the insurance monies being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant the Tenant will make up the whole or (as the case may require) a fair proportion of the insurance monies rendered irrecoverable by reason of the act or default of the Tenant and any dispute arising out of this covenant as to the proportion to be so contributed by the Tenant or otherwise in respect thereof shall be referred to arbitration as hereinafter provided

                     4.17.5 To comply with the proper requirements and recommendations from time to time of the insurers of the Demised Premises

                          Fire Precautions
                          ----------------
                      4.18 To provide and at all times hereafter to maintain in proper and efficient working order sufficient and effective means of extinguishing or preventing the spread of fire in compliance with the requirements of any appropriate legislation for the time being in force and without prejudice to the generality of the foregoing to provide and maintain as aforesaid all fire fighting equipment required from time to time by the Fire Officer

                     4.19 Rights of Entry
                          ---------------
                     4.19.1 To permit the Landlord and the Surveyor and their respective agents with or without workmen or others during the Term at reasonable business hours in the daytime by prior written appointment (except in case of emergency) to enter the Demised Premises and every part thereof for any lawful purpose and in particular:

                               (i)     to ascertain that the covenants and
                               conditions of this Lease have been observed

                               (ii)    to estimate the current value of the
                               Demised Premises for insurance purposes

                               (iii)   to take schedules or inventories of
                               fixtures and things to be yielded up at the expiration of the Term

                               (iv)    in connection with the sale of the
                               Landlord's reversion to view the Demised
                               Premises without interruption

                               (v) to prevent the forfeiture of the Head Lease which may result from any breach by the Tenant of any of its obligations under this Lease

                               (vi) to give to the Tenant or leave on the Demised Premises notice in writing specifying any defects or remediable breach of covenant then and there found and the Tenant will as soon as reasonably practicable repair and make good the Demised Premises as required by such notice and the covenants in that behalf hereinbefore contained and in the event of the Tenant failing to commence4 and proceed diligently with the execution of the work referred to in the notice within one month or such longer period as shall be reasonable in the circumstances thereof or failing to complete the work within three months or such longer period as shall be reasonable in the circumstances or if in the Surveyor's reasonable opinion the Tenant is unlikely to have completed the work within such period it shall be lawful for the Landlord (but without prejudice to the right of re-entry of the Landlord in that behalf hereinafter contained) to enter the Demised Premises or any part thereof to execute such work as may be necessary to comply with the notice and the reasonable and proper expenses of such including all solicitor's and surveyor's proper charges reasonably and properly incurred shall be repaid to the Landlord on demand with interest thereon calculated on a daily basis following such demand at the rate of five per cent per annum above the base rate for the time being of National Westminster Bank PLC current from day to day and the Landlord shall not be liable for any claims by the Tenant for disturbance or any injury to the Tenant's property

                     4.19.2 To permit the Landlord and any lessees or tenants or occupiers of adjoining property with or without servants agents contractors licensees and workmen at all reasonable times upon a prior appointment being made (except in case of emergency) to enter upon the Demised Premises for all reasonable purposes in connection with the repair decoration or alteration or other building works to any adjoining or neighbouring property which cannot otherwise be conveniently a\effected the person or persons exercising such rights doing as little damage as may be to the Demised Premises and causing as little inconvenience as possible and making good any damage thereby occasioned as soon as reasonably practicable at the expense of the Landlord but without making compensation for any temporary damage annoyance or other disturbance to the Tenant

               Landlord's costs of notice and applications
               --------------------------------------------
                      4.20 To pay to the Landlord on demand all reasonable and proper costs charges damages and expenses (including bailiffs, legal, Surveyors, and other professional costs and fees) which may be reasonably and properly incurred by the Landlord:

                     4.20.1 In or in reasonable contemplation of any proceedings under Sections 146 and 147 of the Law of Property Act 1925 and the preparation and service of notice thereunder (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served under the said Section 146 is complied with by the Tenant or the Tenant has been relieved under the provisions of the said Act and notwithstanding forfeiture is avoided otherwise than by relief granted by the Court) and to keep the Landlord fully and effectively indemnified against all proper costs expenses claims and demands whatsoever in respect of the said proceedings unless the Court shall make an order to the contrary or any obligations under any of the documents and matters referred to in the Second Schedule hereto

                     4.20.2 In the preparation and service of a Schedule of Dilapidations arising out of the Tenant's obligations hereunder at anytime during or after the Term

                     4.20.3 In connection with the recovery of arrears of rend due from the Tenant hereunder

                     4.20.4 In respect of any application for consent required by this Lease whether or not such consent be granted

                     4.20.5 In taking such action as is necessary to prevent a forfeiture of the Head Lease which may result from any breach by the Tenant of its obligations under this Lease

                    Head Lease & Title Paramount
                    ----------------------------
                      4.21 Not to do suffer or permit in relation to the Demised Premises by the Tenant or any undertenant or any occupier of the Demised Premises any act or thing or omission which would constitute a breach of the Head Lease or any of the matters referred to in paragraph 4 of the Second Schedule

    5.      THE Landlord HEREBY COVENANTS with the Tenant as follows:

                      5.1 That the Tenant paying the rents hereby reserved and performing and observing the several covenants conditions and agreements herein contained and on the part of the Tenant to be performed and observed shall and may peaceably and quietly hold and enjoy the Demised Premises during the Term without any interruption or disturbance by the Landlord or its successors in title or any person lawfully claiming under or in trust for it

                      5.2 To insure and keep insured or to procure that the Head Landlord insures and keeps insured (unless such insurance shall be vitiated or payment of any policy monies refused in whole or in part by reason solely or in part of any act neglect default or omission of the Tenant its undertenants or anyone at the Demised Premises or any part thereof either expressly or by implication with their authority) in the name of the Landlord and the Head Landlord

                               (i)    the Demised Premises from loss or
                               damage by fire explosion storm lightening aircraft and articles dropped therefrom riot civil commotion malicious damage storm tempest bursting or overflowing of pipes water tanks or apparatus flood impact landslip heave and subsidence and any other insurable risks which the Landlord or the Head Landlord may require with Sun Alliance and London Insurance PLC or such other insurers as the Landlord or Head Landlord may determine for a sum equal to the full reinstatement value thereof (including the cost of debris removal demolition site clearance any works that may be required by statute and any incidental expenses an allowance for extraordinary expenses anticipated fees payable for planning applications inflation in building costs and including architect's surveyor's fees and other professional fees)

                               (ii)   against loss of rent payable under
                               this Lease (having regard to any review of the rent which may become due under this Lease and in the event of such insurance being effected prior to the agreement or determination of the rent upon review the amount of such rent for the purpose of insurance shall be estimated by the Surveyor whose decision shall be final and binding save in case of manifest error) for three years (subject to any reasonable exclusions or excesses as the Landlord may negotiate with the insurers and which the Landlord shall notify to the Tenant) and the Landlord will make all payments necessary for the above purpose within one month after the same shall become due and will whenever reasonably required by the Tenant produce to the Tenant a copy of the said policy or policies or of the relevant parts thereof and evidence of payment of the current premium PROVIDED THAT if the Landlord or the Surveyor receives written notification from the Tenant or the Tenant's mortgagee sent by facsimile transmission or recorded delivery to the Landlord or the Surveyor that the Tenant or the Tenant's mortgagee requires the Demised Premises to be insured for a larger sum than that which shall have been determined by the Surveyor as hereinbefore mentioned the
                               Landlord will forthwith upon receipt of a written notification from the Tenant or the Tenant's mortgagee instruct (or request that the Head Landlord forthwith instructs) the insurers to increase the amount of the sum insured to the level so requested and use all reasonable endeavours to procure that within seven days of receipt of such written notification the amount of the insurance is increased in accordance with such notification.

                     5.2.2 If the Demised Premises or any part or parts thereof shall be destroyed or damaged by fire or any other risk against which the Landlord has insured as aforesaid and the insurance money under any such insurance shall not be wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant its undertenants or anyone at or near the Demised Premises or any part thereof either expressly or by implication with their authority then to the extent that such insurance monies are recoverable all such insurance monies received pursuant to such insurance shall be applied so far as the same shall extend in reinstating restoring and rebuilding the Demised Premises Provided Always that the Landlord shall incur no liability in respect of any deficiency in the said insurance monies (whether as a result of under-insurance or any such insurance monies being wholly or partly irrecoverable by reasons solely or in part of any act or default of the Tenant its undertenants or anyone at or near the Demised Premises or any part thereof either expressly or by implication with their authority) unless and except to the extent of either the Landlord having failed forthwith to instruct (or procure that its Surveyor forthwith instruct) the Head Landlord to instruct the insurers to increase the sum insured to the level requested or failed to use all reasonable endeavours procure that the sum insured is increased to the level requested within seven days after receipt of a written notification to that effect sent by facsimile transmission or recorded delivery both to the Landlord or the Surveyor from the Tenant or the Tenant's mortgagee as hereinbefore mentioned in the proviso to Clause 5.2.1 hereof or due to the insurance money being wholly or partly irrecoverable by reason solely or in part of any act or default of the Landlord or anyone at the Demised Premises expressly or by implication with the Landlord's authority and under the Landlord's control

                      5.3 To pay the rent and observe and perform the covenants agreements and conditions on the part of the lessee under the Head Lease except insofar as compliance is the responsibility of the Tenant under this Lease

    6.      PROVIDED ALWAYS that it is hereby expressly agreed as follows:
          Re-entry
          ---------
                     6.1  If and whenever during the Term:

                     6.1.1 the rents (or any of them or any part of them) under this Lease are outstanding for 14 days after becoming payable whether formally demanded or not or

                     6.1.2 there is a breach by the Tenant of any covenant or other term of this Lease (other than Clause 4.21) or any document supplemental to this Lease

                     6.1.3 an individual Tenant or Guarantor is adjudicated bankrupt or an interim receiver is appointed of the property of the Tenant or Guarantor or

                     6.1.4 there occurs in relation to a corporate Tenant or Guarantor any of the following:

                               (I)     it shall go into liquidation whether
                               voluntary or compulsory (except solely for the purpose of a bona fide amalgamation or reconstruction when solvent)

                               (II)    it is the subject of a petition for
                               an administrative order in respect of the whole or part of its business

                               (III)   the appointment of a receiver and
                               manager or an administrative receiver is made over the whole or any part or parts of its undertaking or assets

                               (IV)    it is unable or admitting its
                               inability to pay its debts when they become due (whether within the circumstances to which Section 123 of the Insolvency Act 1986 applies or otherwise)

                               (V)     the directors propose a voluntary
                               arrangement within the meaning of Section 1
                               of the Insolvency Act 1986

                               (VI)    it shall be struck off the Register
                               of Companies or shall be dissolved or shall cease to exist

                               (VII)   the Tenant enters into any deed of
                               assignment trust or arrangement or
                               composition for the benefit of its creditors

                               (VIII)  an event or proceedings occurs
                               analogous to any of the foregoing in relation to a corporation or company incorporated outside Great Britain then and in any of the said cases it shall be lawful for the Landlord at any time thereafter (and even if any previous right or security has been waived) to re-enter upon the Demised Premises or any part thereof in the name of the whole and then the Term will absolutely determine but without prejudice to the right of action of the parties hereto in respect of any breach by the other in respect of their respective covenants herein contained and provided that the Landlord shall first give to any mortgagees of the Tenant of which it shall have received prior written notice and at the address specified in such notice or at the mortgagee's registered office at least fourteen days prior written notice of such intention to re-enter

                    Cesser of Rent
                    --------------
                      6.2 In case the Demised Premises or any part thereof shall at any time during the said Term be so destroyed or damaged by fire or by any of the other risks for the time being insured against by the Landlord as hereinbefore provided as to render the Demised Premises or any part thereof unfit for occupation and use and the policy or policies effected by the Landlord or the Head Landlord shall not have been vitiated or payment of the policy monies refused in whole or in part in consequence of some act or default of the Tenant its undertenants or anyone at the Demised Premises expressly or by implication with their authority as aforesaid then the rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall forthwith cease until the Demised Premises shall be again rendered fit for occupation and use or until the expiration of three years (or such longer period in respect of which loss of rent insurance has been effected pursuant to Clause 5.2 hereof) from such destruction or damage whichever shall be the sooner (the amount of such proportion and the period during which the rent shall cease to be payable to be determined by the Surveyor whose decision shall be final and binding

               Rights to deal with adjoining land
               ----------------------------------
                      6.3 The Landlord shall have power at all times without obtaining any consent from or making compensation to the Tenant to deal with any property for the time being belonging to the Landlord which adjoins or is opposite or near to the Demised Premises as it may think fit to pull down or erect or suffer to be erected on such adjoining opposite or neighbouring property any building whatsoever whether such building shall or shall not affect or diminish the light or air which may now or at any time or times during the Term be enjoyed by the Tenant or any occupiers of the Demised Premises or any part thereof PROVIDED THAT the Landlord shall not materially and detrimentally inhibit the use and occupation of the Demised Premises by the Tenant or other the then lessee or occupier in accordance with the terms of this Lease or the exercise of any such other easements rights or advantages expressly granted to the Tenant by this Lease

               Restrictions on adjoining property
               ----------------------------------
                      6.4 Save as expressly mentioned nothing herein contained or implied shall impose or be deemed to impose any restriction on the use of any land or buildings not comprised in this Lease or give the Tenant the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant agreement or condition entered into by a purchaser from or any lessee tenant or occupier of the Landlord in respect of property not comprised in this Lease or prevent or restrict in any way the development of any land not comprised in this Lease

               No warranty as to Planning Acts
               -------------------------------
                      6.5 Nothing herein contained shall be deemed to constitute any warranty by the Landlord that the Demised Premises or any part thereof are authorised under the Planning Acts or otherwise for any use or any specific purpose

               Notices
               -------
                      6.6 Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall apply to all notices required to be served hereunder except that Section 196 shall be deemed to be amended as follows:

                     6.6.1 the final words of Section 196(4)
                    "           and that service . . . . . . be delivered"
                    shall be deleted and these shall be substituted:
                    ". . . . and that service shall be deemed to be made on
                    the third Working Day after the registered letter has been posted" "Working Day" meaning any day from Monday to Friday (inclusive) other than Christmas Day Good Friday and any other statutory bank holiday

                     6.6.2 any notice or document shall also be sufficiently served if sent by telex or by telegraphic facsimile transmission to the party to be served and that service shall be deemed to be made on the day of transmission if transmitted before 4 pm on a Working Day but otherwise on the next following working Day

               Sums due to Landlord treated as rent
               ------------------------------------
                      6.7 Any sum properly due from the Tenant under the provisions of this Lease and not expressly reserved as rent shall be treated as being due as rent payable in arrear

               Arbitration
               -----------
                      6.8 If and whenever (but without prejudice to the Landlord's rights of re-entry under clause 6.1) there shall arise between the parties hereto or their respective representatives or successors in title or any of them any matter dispute difference or question touching or concerning these presents or the construction meaning operation or effect thereof or of any clause herein contained or as to the rights duties or liabilities of the parties hereto respectively or their respective representatives or successors in title or any of them under or by virtue of these presents or otherwise or touching the subject matter of these presents or arising thereout or in relation thereto which pursuant to any provision of any Act of Parliament or of any statutory order or regulation for the time being in force or otherwise would but for this present proviso fail to be determined by any tribunal person or authority other than the High Court of Justice or the County Court such matter dispute difference or questions shall be referred to the decision of a single arbitrator to be selected by the parties And if the parties are unable to agree upon such arbitrator the matter dispute difference or question shall be referred to the arbitration of a single arbitrator to be appointed by the President or a Senior Vice President for the time being of the Royal Institution of Chartered Surveyors And in any of such cases such reference to arbitration shall be deemed to be a submission to arbitration within the Arbitration Acts 1996 or any statutory modification or re-enactment thereof for the time being in force the provisions whereof shall apply so far as applicable And such reference shall be in lieu of and in substitution for the method which but for this present proviso would be appropriate for the determination of such matter dispute difference or question

               VAT
               ---
                      6.9 Nothing herein expressed shall be deemed to constitute an election or an agreement by the Landlord to elect to waive exemption for Value Added Tax purposes in respect of the Demised Premises or to not make such an election.

               Service of Proceedings
               ----------------------
                      6.10 Service upon the Tenant of any process by which proceedings in respect of or arising out of the provisions of this Lease are commenced may be effected by posting a copy of such process by recorded delivery in a pre-paid envelope addressed to the Tenant at its address stated on page one of this Lease or such other address as the Tenant may from time to time notify to the Landlord in writing as being its address for service for the purpose of this Lease and such service shall be deemed to be effected on the first Working Day after posting

               Further insurance provisions
               ----------------------------
                      6.11 If at the expiration of three years (or if longer of the period for which insurance for loss of rent against risks insured against by the Landlord has been effected pursuant to Clause 5) after the occurrence of damage or destruction to the demised premises as a result of the occurrence of one of the risks against which the Landlord has insured hereunder or the Head Landlord has insured under the Headlease reinstatement or rebuilding of the demised premises or any substantial part thereof prove impossible or is frustrated then either party may by one month's notice in writing serve on the other at any time within six months after the expiration of such period but before the demised premises have been rebuilt as aforesaid and while the demised premises are still unfit for occupation or use terminate the term created by this Lease (but without prejudice to any rights in respect of any antecedent breach of the Tenant's obligations in this Lease or any surety therefor) and in the event of such determination the insurance monies shall belong to the Landlord absolutely PROVIDED ALWAYS THAT if the Head Landlord serves a notice on the Landlord terminating the Head Lease pursuant to the clause in the Head Lease corresponding to this clause the Landlord shall within seven days forward a copy of such notice to the Tenant and whereupon this Lease shall determine on the date specified in the Head Landlord's notice.

          SEVERANCE OF INVALID PROVISIONS
          -------------------------------
    7. If at any time any of the provisions of this Lease is or becomes illegal invalid or unenforceable in any respect under any law or regulation of any jurisdiction neither the legality validity and enforceability of the remaining provisions of this Lease nor the legality or validity or enforceability of such provision under the law of any jurisdiction shall be in any way effected or impaired as a result

    8.      LAW AND JURISDICTION
            --------------------
                      8.1 This Lease shall be governed and construed in accordance with English Law

                      8.2 The Tenant irrevocably agrees for the benefit of the Landlord that the Courts of England shall have jurisdiction to hear and determine any suit action or proceeding and to settle any dispute which may arise out of or in connection with this Lease and for such purposes hereby irrevocably submits to the jurisdiction of the English Courts

          IN WITNESS whereof the parties hereto have duly executed this Lease the day and year above written

                              THE FIRST SCHEDULE
                                   (RIGHTS)
    ALL rights appurtenant to the Demised Premises referred to in or any documents referred to in the registers of title of Title No. NGL 707720

                             THE SECOND SCHEDULE
    (EXCEPTIONS AND RESERVATIONS AND MATTERS SUBJECT TO WHICH THE DEMISE IS
                                   MADE)

    1. (Subject to the proviso in Clause 4.19.2 of this Lease) the right to enter upon the Demised Premises for all or any of the purposes mentioned in this Lease or the Headlease

    2. All rights easements and privileges belonging to or enjoyed by any adjoining or neighbouring property and affecting the Demised Premises or any part thereof

    3. The right which is reserved to the Landlord and all persons claiming through or under it at any time or times hereafter to rebuild or alter any of the adjoining or neighbouring buildings and to build upon or otherwise use any adjoining or neighbouring land notwithstanding any interference with access of light or air to the Demised Premises or any part thereof Providing that the same shall not materially and detrimentally inhibit the Demised Premises or the Tenant's or other the then lessee's occupier's or underlessee's use and occupation of the Demised Premises

    4. All matters specified in or in any documents specified in the registers of title of Title No. NGL707720 (other than any mortgages created by the Landlord)

    5. The right of support and protection for the benefit of the Landlord's adjoining premises as is now and shall from time to time be enjoyed from the buildings from time to time comprising the Demised Premises

                                THIRD SCHEDULE
                         (PROVISIONS FOR RENT REVIEW)

    1. For the purpose of this Schedule it is hereby agreed that the following definitions and provisions shall apply namely:

          (A) The expression "open market rental value" means the full market rent at which the Demised Premises might reasonably be expected to be let by a willing landlord to a willing tenant in the open market without the payment of any fine or premium on a lease of the whole of the Demised Premises for a term of 5 years commencing on the rent Review Date (as hereinafter defined) and after the expiry of any rent free or concessionary rent period which would be negotiated between a willing landlord and a willing tenant in the open market with full vacant possession at the commencement of the term and in all respects (including provisions for rent review at five yearly intervals but not the amount of the rent) on the terms and conditions of this Lease on the suppositions (if not facts) that:

                     (a)     The Tenant has complied with all its
                     obligations herein imposed

                     (b) The Demised Premises and all other necessary facilities shall be in good and substantial repair and condition and fit and available for immediate beneficial occupation and use

                     (c) No work has been carried out or occurred on or directly relating to the Demised Premises which has diminished the rental value thereof

                     (d) In case the Demised Premises have been destroyed or damaged they have been fully restored

                     (e) The Demised Premises may be used for any of the purposes permitted by this Lease as varied or extended by any Licence pursuant thereto

                     (f) The willing tenant is a taxable person for the purposes of the Value Added Taxes Act 1994 who makes taxable supplies only and is fully able to recover its input tax but disregarding (so far as may be permitted by law) all restrictions whatsoever relating to the recovery of rent contained in any statute or orders rules or regulations thereunder and any directions given relating to a method of determination of rent and also disregarding the effect (if any) on rent of:

                     (a) all Tenant's fixtures and fittings in the Demised Premises

                     (b) any goodwill attaching to the Demised Premises by reason of the business of the Tenant its undertenants or their respective predecessors in title carried on thereat or the fact that the Demised Premises is occupied by the Tenant or its sub-tenants as the case may be

                     (c) the fact that the Demised Premises or any part thereof are damaged or destroyed in any way by an insured risk (save where the Demised Premises have not been restored rebuilt or reinstated due to the Landlord being in default of its covenants in this Lease)

                     (d) any improvements that shall have been carried out to the Demised Premises with the consent of the Landlord otherwise than in pursuance of any obligation to the Landlord or the Landlord's predecessors in title whether by the Tenant or his subtenants or their respective predecessors in title during the Term

          PROVIDED THAT the open market rental value for the Demised Premises shall be ascertained without making any discount reduction or allowance to reflect (or compensate the Tenant or the hypothetical tenant for the absence of) any rent free period or concessionary rent period or contribution to fitting out works or other inducement which it might then be the practice in open market lettings for a landlord to make so that the open market rental value of the Demised Premises shall be that which would be payable after the expiry of any such rent free or concessionary rent period and after receipt of any such contribution or other inducement

               (B) the expression "Rent Review Date" means the fifth anniversary of the commencement of the Term

    2. From and after the Review Date the rent payable under this Lease shall be whichever shall be the greater of the following amounts (that is to say):

               (A) The amount of the rent reserved during the twelve months immediately preceding such Review Date and

               (B) The open market rental value of the Demised Premises at such Review Date

          And the rent ascertained under the foregoing provisions is payable as from the Review Date down to the expiry of the Term is hereafter referred to as "the New Rent"

    3. The open market rental value shall be determined in manner following that is to say it shall be such annual sum as shall at any time be agreed in writing between the parties Provided that if no such agreement shall have been reached by a date three months prior to the Review Date then the same may be determined by an independent Chartered Surveyor who shall be a Surveyor experienced in the letting of office premises in central London appointed for that purposes by the parties jointly or if they fail to agree then on the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors or such other person appointed by him and such Surveyor shall act at the option of the Landlord either as an arbitrator I manner provided by the Arbitration Acts 1996 or any statutory modification or re-enactment thereof for the time being in force or as an independent expert with the further provision that if the Surveyor so agreed upon or appointed to act (in exercise of such option by the Landlord) as arbitrator shall die or decline to act the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf may on the application of either the Landlord or the Tenant by writing discharge the arbitrator and appoint another in his place

    4. In the event of the New Rent not having been agreed or determined prior to the Review Date for any reason whatever then in respect of the period of time (hereinafter called "the said interval") beginning with the Review Date and ending on the quarter day immediately following the date of such agreement or determination the Tenant shall pay to the Landlord in manner hereinbefore provided rent at the rate payable immediately before the Review Date PROVIDED THAT at the expiration of seven days immediately following such agreement or determination there shall be due as a debt payable by the Tenant to the Landlord a sum of money equal to the amount whereby the rent at the rate so agreed or determined (duly apportioned on a daily basis) shall exceed the rent paid in respect of the said interval together with interest thereon at the base rate of National Westminster Bank PLC (or such other rate as shall be substituted therefor in accordance with Clause 4.2 hereof) for the period from the relevant Review Date to the date of payment

    5. Forthwith after the determination of the New Rent as herein provided the Landlord and the Tenant shall prepare an appropriate Memorandum recording such determination such Memorandum to be duly signed by or on behalf of the Landlord and the Tenant respectively at their own expense so that at all times thereafter the said Memorandum shall be conclusive evidence of such determination

    6. It is further provided in the event of determination of the New Rent by an expert as follows:

          (A) the fees and expenses of the expert including the cost of his nomination shall be borne as the expert shall direct and

          (B) the expert shall afford the Landlord and the Tenant an opportunity to make representations to him and to comment once on each other's initial representation and

          (C) if the expert nominated pursuant to paragraph 6 shall die delay or become unwilling unfit or incapable of acting or if for any reason the President or a Senior Vice-President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf shall in his absolute discretion think fit he may on the application of either the Landlord or the Tenant by writing discharge the expert and appoint another in his place

                             THE FOURTH SCHEDULE
                     (PROVISIONS RELATING TO ASSIGNMENT)
                             PART 1 - DEFINITIONS

    In this Schedule the following expressions shall have the meanings ascribed to them:

    "AUTHORISED GUARANTEE AGREEMENT" means an agreement in the form of the draft set out in Part 4 of this Fourth Schedule with such amendments or in such other form as the Landlord reasonably requires

    "RELEVANT DATE" means the date on which the Tenant applies to the Landlord for consent to assign the Lease and any date before the Landlord's license to assign is completed

    "QUALIFYING PERSON" means an assignee who is a company or sole trader or a partnership who together with any guarantees and other security for the performance by the assignee of the tenant covenants under this Lease (other than any authorised guarantee agreement as described in section 16 of the Landlord and Tenant (Covenants) Act 1995) is and after the assignment will remain in the reasonable opinion of the Landlord no less substantial in financial terms than the Tenant and any guarantor of the Tenant (if any) were/was in aggregate at the date on which this Lease was assigned or granted to the Tenant and at the Relevant Date (after taking into account the value at that date of any other security for the performance of the tenant covenants under this Lease by the Tenant);

    "ACCEPTABLE SECURITY" means, at the Relevant Date, either:

          (A) a cash deposit with or for the benefit of the Landlord of a sum equal to the rents hereby reserved (plus VAT thereon) for the last complete period of one year immediately preceding the Relevant Date, and the execution by the Person providing such deposit of a deed charging that cash deposit in favour of the Landlord to secure the payment of the rents hereby reserved (such deed to be in a form agreed between the Landlord and the assignee or, in default of agreement, to be in a form to be settled by a solicitor to be agreed between the Landlord, and the assignee or, in default of agreement, to be nominated on the application of any of them by the President for the time being of the City of London Law Society or the person acting on his behalf); or

          (B) a guarantee given by a Qualifying Person to the Landlord substantially in the form of the Authorised Guarantee Agreement with such amendments as may be necessary to adapt it to a guarantee to the Landlord of an assignee's obligations in respect of the tenant covenants of this Lease

                                    PART 2
         CIRCUMSTANCES WHERE ASSIGNMENT IS PROHIBITED AND LANDLORD'S CONSENT
              MAY BE WITHHELD IN ACCORDANCE WITH CLAUSE 4.8.4(I)

    1. Any sums due from the Tenant payable under this Lease are outstanding

    2. In the Landlord's reasonable opinion there are material outstanding breaches of any tenant covenant under this Lease or any personal covenants undertaken by the Tenant

    3. In the Landlord's reasonable opinion the assignee is not a person who is likely to be able to comply with the tenant covenants of this Lease and to continue to be such a person following the assignment

    4. The proposed assignee is not Qualifying Person

    5. In the reasonable opinion of the Landlord the proposed assignment will have a detrimental effect on the value of diminish or otherwise adversely effect the Landlord's reversionary interest in the Demised Premises or the Building on the assumption (whether or not a fact) that the Landlord wishes to sell its interest the day following the completion of the assignment of this Lease to the proposed assignee

    6. The proposed assignment would have an adverse effect on the open market value of the reversion immediately expectant on the determination of the Term

                                    PART 3
      CONDITIONS SUBJECT TO WHICH ANY LICENSE OR CONSENT MAY BE GRANTED
                     IN ACCORDANCE WITH CLAUSE 4.8.4(II)

    1. On or before any assignment and before giving occupation to the assignee the Tenant and any person who then guarantees the obligations of the Tenant (otherwise than under an Authorised Guarantee Agreement) shall enter into an Authorised Guarantee Agreement; and

    2. If so reasonably required by the Landlord the assignee shall, upon or before any assignment and before taking occupation provide Acceptable Security

    3. In the event of an assignment by EuroGas (UK) Limited of 95 Aldwych London WC2B4JF only and PROVIDED THAT the proposed assignee of EuroGas
    (UK) Limited provides the Landlord with a cash deposit of a sum equivalent to one year's rent passing at the time (plus VAT thereon) and executes a deed charging that cash deposit in favour of the Landlord to secure payment of the rents hereby reserved (such deed to be in a form agreed between the Landlord and the assignee or, in default of agreement, to be in a form to be settled by a solicitor to be agreed between the Landlord, and the assignee or, in default of agreement, to be nominated on the application of any of them by the President for the time being of the City of London Law Society or the person acting on his behalf) then EuroGas (UK) Limited shall not on such assignment be required to enter into an Authorised Guarantee Agreement.

    4. The Tenant assignee and any guarantor of the assignee shall complete a licence to assign in such form as the Landlord reasonably requires containing (inter alia) a covenant by the assignee with the Landlord to pay the rents reserved by and to observe and perform all the covenants on the part of the Tenant and conditions contained in this Lease from the date of the assignment until such time as the assignee shall be released pursuant to section 5 of the Landlord and Tenant (Covenants) Act 1995.

    5. If the prospective assignee/guarantor is a foreign company the Landlord has received a full legal opinion (in a form reasonably acceptable to the Landlord) from a reputable firm of lawyers practicing within the relevant jurisdiction confirming, among other things, that the assignee/guarantor is properly constituted and solvent and of good standing and that the terms of the Lease/guarantee may be fully enforced against it

                                    PART 4
                    FORM OF AUTHORISED GUARANTEE AGREEMENT

    DATED:          ,      .

    BETWEEN

    (1)  [     ] of [     ] whose registered office is at [     ] ("the
    Guarantor") and

    (2)  [     ] of [     ] whose registered office is at [     ] ("the
    Landlord")

    WHEREAS

    The Guarantor has agreed to assign the Lease (as defined below) to the Assignee and this Deed shall take effect when the Lease is assigned to the Assignee

    WITNESSES as follows:

    1. DEFINITIONS AND INTERPRETATION
    1.1  LANDLORD
          "Landlord" includes the person in whom the reversion immediately expectant on the determination of the Term is for the time being vested

    1.2  ASSIGNEE
          "Assignee means [     ]

    1.3  TERM
          "Term means the term of years granted by the Lease

    1.4  LEASE
          "Lease" means a lease dated 2/11/1998 between (1) Scotdean Limited
          (2) EuroGas (UK) Limited pursuant to which the Premises were demised for a term of ten years from the 24 day of November 1998 subject to the payment of the rents reserved by and the observance and performance of the covenants on the lessee's part and conditions contained in the Lease and "Lease" includes all or any deeds and documents supplemental to the Lease whether or not expressed to be so.

    1.5  PREMISES
          "Premises" means the premises known as 22 Upper Brook Street London W1 as more particularly described in the Lease

    1.6  GENDER
          Words importing one gender import any other gender and words importing the singular import the plural and vice versa.

    2.   THE GUARANTOR'S COVENANTS

    The Guarantor covenants with the Landlord and without the need for any express assignment with all the Landlord's successors in title as follows:

    2.1  PAYMENT
          (i) that the Assignee will as well after as before any disclaimer of the Lease, pay the rents and other amounts from time to time payable under the Lease and will observe and perform obligations on the part of the Assignee under the Lease; and

          (ii) in case of default or delay on the part of the Assignee in paying the rents and other amounts from time to time payable under the Lease or in observing and performing the Assignee's obligations under the Lease, the Guarantor will, by way of primary obligation and not merely as guarantor or as collateral to the Assignee's obligation, pay to the Landlord on demand any rent or other amounts which ought to be paid or which are due and payable under the Lease and on demand will make good an/or indemnify the Landlord against any breaches of the Assignee's obligation under the Lease, including all losses, damages, costs and expenses arising or incurred by the Landlord.

          2.2  PAYMENT FOLLOWING DISCLAIMER
               If the Lease shall be disclaimed or forfeited, the Guarantor shall pay to the Landlord on demand, an amount equal to the rents and other amounts which would have been payable to the Landlord by the Assignee under the Lease but for the disclaimer or forfeiture for the period commencing with the date of the disclaimer and ending on the earlier of the date of the notice specified in clause 2.3 or the date (if any) upon which the rent receivable for the Premises, following a reletting, is at least equivalent to the Yearly Rent payable under this Lease immediately before the disclaimer or forfeiture.

          2.3  (i)   the term will commence on the date of such notice and
          expire on the date of the expiry of the Term

               (ii) so far as there are any outstanding breaches of the Assignee's obligations under the Lease the Landlord without prejudice to its other remedies may require that such new lease contain a covenant that they will be remedied promptly at the cost of the Guarantor to the reasonable satisfaction of the Landlord

               (iii) the Guarantor will on completion of such new lease indemnify the Landlord against its costs in connection with the grant of the new lease and any costs disbursements and value added tax payable to any reversioner or other person interested in the Premises in connection with the obtaining of any necessary consent, approval or licence

          3.   PRIORITY

          3.1  RANKING OF CLAIMS
               The Guarantor will only be entitled to enforce its rights in respect of any sums it pays or liabilities it incurs under this Deed or otherwise arising from its observance performance or discharge of the obligations on the part of the Guarantor after all obligations of the Assignee under the Lease have been observed and performed and discharged in full and until then the Guarantor shall not

               (i) seek to recover whether directly or by way of set-off lien counterclaim or otherwise or accept any money or other property or security or exercise any rights in respect of any sum which may be or become due to the Guarantor on account of failure by the Assignee to observe, perform or discharge its obligations or on account of the obligations of the Guarantor under this Deed form the Assignee or any third party;

               (ii) claim, prove or accept any payment in any composition by or winding up or liquidation of the Assignee in competition with the Landlord for any amount owing to the Guarantor by the Assignee on any account;

               (iii) exercise any right or remedy in respect of any amount paid by the Guarantor under this Deed or any liability incurred by the Guarantor in observing performing or discharging the obligations on the part of the Assignee

          3.2  WARRANTY
               The Guarantor warrants that it has not taken and will not, without the consent of the Landlord, take any security from the Assignee in connection with the Guarantor's obligations under this Deed and any such security so taken shall be held in trust for the Landlord as security for the respective liabilities of the Guarantor and the Assignee

          4.   SOLE OR PRINCIPAL DEBTOR
               Without prejudice to the rights of the Landlord against the Assignee as principal, the Guarantor, as a separate and independent stipulation, agrees that any liability mentioned in this Deed which may not be recoverable on the footing of a guarantee whether by reason of any legal limitation, disability or incapacity on or of the Assignee or any other fact or circumstance, whether known to the Landlord or not, will nevertheless be recoverable from the Guarantor as though it had been incurred by the Guarantor and the Guarantor was the sole or principal debtor in respect of it and will be paid by the Guarantor on demand, together with interest at the Prescribed Rate (as defined in the Lease) from the date of demand until payment.

          5.   IMMEDIATE RECOURSE
               The provisions of this Deed are in addition to and not in substitution for any other rights which the Landlord may have and may be enforced against the Guarantor whether or not recourse has been had to any such rights and whether or not any steps or proceedings have been taken against the Assignee.

          6.   OBLIGATIONS TO SUBSIST
               The rights of the Landlord and the obligations of the Guarantor will continue to subsist notwithstanding:

               (i) any neglect or forbearance by the Landlord endeavouring to obtain payment of the rents reserved or other amounts payable under the Lease or enforcing the observance and performance of the

          Assignee's obligations or anytime which may be given to the Assignee;

               (ii) any refusal by the Landlord to accept rent tendered by or on behalf of the Assignee;

               (iii) any variation in the Lease agreed between the Landlord and the Assignee for the time being;

               (iv) any disposition of the Landlord's reversion or any part of it;

               (v) the release of any one or more persons for the time being constituting a surety or guarantor to the Landlord of the Assignee's obligations under the Lease; or

               (vi) any other act, omission, matter or thing by which (but for this provision) the Guarantor would be exonerated, either wholly or in part, from its obligations under this Deed, other than a release under seal given by the Landlord.

          7.   STATUTORY AVOIDANCE
               No assurance, security or payment which may be avoided under any statute nor any release, settlement or discharge of the Guarantor which may have been given or made on the faith of any such assurance, security or payment shall prejudice or affect the right of the Landlord to recover from the Guarantor to the full extent of the Guarantor's obligations under this Deed as if such release settlement or discharge had not occurred.

          8.   DURATION OF LIABILITY
               This Deed shall cease to have effect when the Assignee is released form its obligations under the Lease by virtue of section 5 of the Landlord and Tenant (Covenants) Act 1995

          9.   NOTICES
               Every notice, consent, request, demand or other communication under this Deed shall be in writing delivered personally, by first class pre-paid post or facsimile and shall be sent to the address or facsimile number of the person concerned set out below in respect of the Landlord and the Guarantor or to such other address or facsimile number as is notified to it by the other party:

               (i)   in respect of the Landlord, to be delivered or sent to:

                Address     :
                Attention   :
                Facsimile   :

               (ii)  in respect of the Guarantor, to be delivered or sent to:

                Address     :
                Attention   :
                Facsimile   :


          THE COMMON SEAL OF       )
          SCOTDEAN LIMITED         )
          was hereunto affixed in  )
          the presence of:         )

                      Director:  ___________________________

                      Secretary: ___________________________

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